UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-33726

Date of Report: October 20, 2014

ADVANCED BATTERY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-2497491
(State of other jurisdiction of	Identification No.)
incorporation or organization	(IRS Employer

No. 1 Weiyou Road, Economic & Technology Development Zone, Shuangcheng, Heilongjiang Province, P.R. China	150100
(Address of principal executive offices)	(Zip Code)

86-451-5311-7055
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                      Changes in Registrant’s Certifying Accountant

On October 20, 2014 Advanced Battery Technologies, Inc. (the “Company”) dismissed EFP Rotenberg LLP from its position as the Company’s independent registered public accounting firm.  The Audit Committee of the Company’s Board of Directors approved the dismissal.

The Company engaged EFP Rotenberg LLP to serve as its independent registered public accounting firm in December 2010.  EFP Rotenberg LLP has not provided any services to the Company since the Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. During the two most recent fiscal years and the period to the date of this Current Report, there were no disagreements between the Company and EFP Rotenberg LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused EFP Rotenberg LLP to make reference to the subject matter of such disagreements in connection with its report. During the two most recent fiscal years and the period to the date of this Current Report, there were no “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K, except that the following material weaknesses in internal control over financial reporting were identified in the audit report of EFP Rotenberg LLP on the Company's financial statements for the year ended December 31, 2010:

a.
a lack of expertise in identifying and addressing complex accounting issues under U.S. Generally Accepted Accounting Principles among the personnel in the Company’s accounting department, which has resulted in errors in accounting that necessitated a restatement of the financial statements for 2008 and 2009, and

b.
inadequate review by management personnel of the Company’s reports prior to filing, which resulted in errors in prior filings that necessitated the filing of amendments to the 2009 Annual Report and the Quarterly Reports through the quarter ended September 30, 2010.

The audit report of EFP Rotenberg LLP on the Company’s financial statements for the year ended December 31, 2010 did not contain an adverse opinion or disclaimer of opinion or qualification or modification.  The audit report of EFP Rotenberg LLP on the effectiveness of internal control over financial reporting as of December 31, 2010 indicated that the Company did not maintain effective internal control over financial reporting as of December 31, 2010 because of the effect of the material weaknesses described above.

The Company furnished EFP Rotenberg LLP with a copy of this report prior to filing with the SEC and requested that EFP Rotenberg LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to EFP Rotenberg LLP’s audit services and engagement as the Company’s independent registered public accounting firm. A copy of the letter is filed as an exhibit to this report.

On October 20, 2014 the Company retained the firm of Paritz & Company, P.A. to audit the Company’s financial statements for the years ended December 31, 2011, 2012, 2013 and 2014.  At no time during the two most recent fiscal years and the subsequent interim period through October 20, 2014, the date of the engagement, did the Company consult with Paritz & Company, P.A. regarding any matter of the sort described above with reference to EFP Rotenberg LLP, any issue relating to the Company’s financial statements, or the type of audit opinion that might be rendered for the Company.

Item 9.01                        Financial Statements and Exhibits

Exhibits

16.	Letter from EFP Rotenberg LLP dated October 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BATTERY TECHNOLOGIES, INC.

Dated: October 21, 2014	By:/s/ Fu Zhiguo
Fu Zhiguo, Chief Executive Officer